STATE FARM ASSOCIATES’ FUNDS TRUST

STATE FARM GROWTH FUND

STATE FARM BALANCED FUND

STATE FARM INTERIM FUND

STATE FARM MUNICIPAL BOND FUND

THREE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61791-0001

(800) 447-0740

STATEMENT OF ADDITIONAL INFORMATION—April 1, 2007 and as supplemented October 1, 2007

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of State Farm Associates’ Funds Trust dated April 1, 2007. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Trust at the address or telephone numbers shown above. The audited financial statements for the Trust for the period ended November 30, 2006 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. You may obtain a copy of the annual report, without charge, by calling the toll-free number listed above.

DEFINITIONS

“Trust”	State Farm Associates’ Funds Trust
“Fund” or collectively, the “Funds”	State Farm Growth Fund, State Farm Balanced Fund
State Farm Interim Fund, State Farm Municipal Bond Fund
“Growth Fund”	State Farm Growth Fund
“Balanced Fund”	State Farm Balanced Fund
“Interim Fund”	State Farm Interim Fund
“Municipal Bond Fund”	State Farm Municipal Bond Fund
“Manager”	State Farm Investment Management Corp.
“1940 Act”	Investment Company Act of 1940
“Management Corp.”	State Farm VP Management Corp.
“Auto Company”	State Farm Mutual Automobile Insurance Company

INFORMATION ABOUT THE TRUST AND THE FUNDS

The Trust is a Delaware business trust organized on January 5, 2001 as successor to State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc., each of which became a series of the Trust. The Trust is an open-end, management investment company consisting of four separate funds, each with its own investment objective, investment policies, restrictions and risks. The Trust issues a separate series of shares of beneficial interest for each Fund, representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund is “diversified” as that term is defined in the 1940 Act.

INVESTMENT TECHNIQUES AND RISKS

Equity Securities

Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

Foreign Securities

The Growth Fund and Balanced Fund may invest up to 25% of their assets in foreign securities not publicly traded in the United States. The Funds’ investments in foreign securities may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although both the Growth Fund and the Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Debt Securities

In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Growth Fund may invest in fixed income investments such as United States government obligations and investment grade bonds. Balanced Fund invests in fixed income securities that are “investment grade”—that is, within the four highest grades assigned by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (S&P), or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody’s or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody’s or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See “Description of Bond Ratings.”

Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer’s capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Convertible Securities

Convertible securities include any corporate debt security that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Manager’s other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers that are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Manager’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Municipal Bonds

Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to seventeen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund’s investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund’s portfolio.

Municipal securities are issued by state and local governments and their authorities, with the coupon interest on most issues being exempt from federal income taxes. The two basic security structures are tax-backed bonds and revenue bonds. Tax-backed debt is secured by an issuer’s general taxing power and is often referred to as a general obligation bond. Revenue bonds are used to finance specific projects and are dependent on the revenues from those projects to satisfy the debt obligation. These bonds are referred to as municipal revenue bonds. The Municipal Bond Fund may purchase and/or hold municipal revenue bonds.

Municipal Bond Fund may also purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time to time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt, by issuing new bonds (“refunding bonds”). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt (“refunded bonds”) of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account is adequately funded. A municipal bond issuer’s ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers’ acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund’s assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

Defensive Investments

Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although a repurchase agreement can carry certain risks not associated with direct investments in securities, a Fund will enter into a repurchase agreement only with banks and dealers the Manager believes present minimum credit risks. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager’s prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

When-issued and Delayed Delivery Securities; Reverse Repurchase Agreements

A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase a Fund’s net asset value (“NAV”) fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

Portfolio Turnover

None of the Funds intend to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund’s portfolio were replaced in a period of one year.

Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

In periods of relatively stable interest rate levels, the Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund’s portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund’s investment objective.

Historical portfolio turnover rate information is set forth in the Funds’ prospectus in the Financial Highlights table.

Diversification and Concentration

As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Further, no Fund will invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Funds’ prospectus. The investment objective of each Fund may be changed by the Trustees without the approval of the shareholders of the Fund. However, each Fund is also subject to certain restrictions upon its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

Growth Fund And Balanced Fund only:

(1) The Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(3) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

The preceding investment restrictions have been adopted by the Growth Fund and Balanced Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund’s shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Growth Fund and Balanced Fund have also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under these restrictions each Fund may not:

(a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

(c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value); or

(d) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund’s net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

Interim Fund and Municipal Bond Fund only:

(1) The Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(3) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

[For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

For purposes of restriction number 7 above, Interim Fund and Municipal Bond Fund may invest 25% or more of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker’s acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest 25% or more of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

The Interim Fund and Municipal Bond Fund have also adopted the following investment restriction which, while there is no present intention to do so, may be changed without approval of the shareowners. Under this restriction each Fund may not:

(a) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

(b) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund’s net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund’s shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of the Manager, Management Corp. and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available in certain situations described below sooner than when such information is publicly available in filings with the Securities and Exchange Commission.

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, the Manager or other party
Bell, Boyd & Lloyd, LLP, legal counsel to the Trust and its independent trustees	To enable Bell, Boyd & Lloyd, LLP to provide legal advice to the Trust and its independent trustees	None

Ernst & Young LLP, the Trust’s registered public independent accountant	To enable Ernst & Young LLP to provide auditing services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley, but the Trust does not have written confidentiality agreements with Ernst & Young LLP or Bell, Boyd & Lloyd, LLP. While the Trust does not have separate confidentiality agreements with these two service providers, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with these entities. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to the firm, thereby making release of such information very unlikely. The Trust also expects that these service providers will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

PROXY VOTING POLICIES

The Trust has adopted the Manager’s Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager’s fiduciary duties and in accordance with applicable rules under the Investment Adviser Act of 1940. The Manager’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

The Manager’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

The Manager’s proxy voting policies and procedures are available to shareowners upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-447-4930 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings “How to Buy Fund Shares” and “How to Redeem Fund Shares.” Determination of net asset value is set forth in the prospectus under the heading “How to Buy Fund Shares—Share Price.”

Share purchase and redemption orders will be priced at a Fund’s NAV next computed after the purchase or redemption instructions are received in good order by the Fund’s transfer agent. The NAV of each of the Funds is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”), (currently at 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares of the funds will not be priced on days when the NYSE is closed. The NAV per share of each Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable, or (d) the SEC has by order permitted such suspension for the protection of shareowners of the Fund.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the NASDAQ (National Association of Securities Dealers Automated Quotations) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales prices as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a “Service”). A Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Board of Trustees as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted at current exchange rates to their U.S. Dollar equivalent in order to determine their current value. Because foreign securities (other than American Depository Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the NAV of Funds investing in foreign securities generally includes values of foreign securities that were effectively determined several hours or more before the time NAV is calculated. In addition, trading in the foreign securities of a Fund’s portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund’s foreign securities may not occur at times and on days when the NYSE is open.

The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the Board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing NAV.

Securities for which market quotations described above are not available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes will reflect the current and true price of the security.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has entered into an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

Since its inception in 1967, the Manager’s sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager was the Distributor for the Funds from 1967-2000. In March of 2001, Management Corp. was appointed as the Distributor of the Trust. The Manager is wholly-owned by Auto Company, which is an Illinois mutual insurance company. The Manager owns all of the common stock issued by Management Corp. The Manager, Management Corp., and Auto Company are located in Bloomington, IL.

PORTFOLIO MANAGERS

The information provided below is as of November 30, 2006, the Funds’ most recently completed fiscal year.

Other Accounts Managed

Paul Eckley, a portfolio manager for the Growth and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Eckley include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 12 accounts, $50.3 billion in assets

John Concklin, a portfolio manager for the Growth and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Concklin include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 13 accounts, $50.3 billion in assets

Donald Heltner, a portfolio manager for the Balanced, Interim and Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

•	Other Registered Investment Companies: 7 accounts, $841.0 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 21 accounts, $100.5 billion in assets

Duncan Funk, a portfolio manager for the Growth, Balanced, and Interim Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

•	Other Registered Investment Companies: 6 accounts, $742.3 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 22 accounts, $70.8 billion in assets

Robert Reardon, a portfolio manager for the Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon include the following:

•	Other Registered Investment Companies: 1 account, $98.7 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 21 accounts, $28.0 billion in assets

No advisory fee is paid based on performance for any of the accounts listed above. The Funds believe that there are no material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s portfolio and the portfolios of the other accounts listed above for which the individual serves as portfolio manager.

Compensation

Portfolio manager compensation is based upon the overall job performance in managing the investment accounts for State Farm Mutual Automobile Insurance Company and its affiliates, as well as the Funds. A portfolio manager’s compensation package is comprised of base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary.

Incentive compensation is discretionary and is determined annually by reference to several objective factors, as well as investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager’s performance in comparison to those factors is considered by members of State Farm Mutual Automobile Insurance Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely on industry benchmarks or standards.

Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager’s portfolio management results and 2) portfolio management results of the other fixed income portfolio managers. For example, Mr. Funk’s incentive compensation is based, in part, upon his portfolio management results and, in part, upon Mr. Reardon’s portfolio management results. Like equities, fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Custom Aggregate Index; Five-year Russell/Mellon Total Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Five-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody’s and Standard and Poor’s rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Lehman Brothers Municipal Bond Index; Five-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Custom Canadian Bond Index; and Municipal Market Data Municipal Bond Yield Scales.

The formula used to determine the investment return performance involves a five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, both equity and fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of State Farm as an enterprise. The payments under the plan are a function of the 1) organizational performance of State Farm Mutual Automobile Insurance Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under the State Farm qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

Ownership of Securities

The portfolio managers’ ownership of Fund securities is as follows:

Paul Eckley	$ 50,001 —$ 100,000
John Concklin	None
Donald Heltner	$100,001 —$ 500,000
Duncan Funk	$ 10,001 —$ 50,000
Robert Reardon	$500,000 —$1,000,000

This information is current as of November 30, 2006, the end of the Funds’ most recent fiscal year.

MANAGEMENT SERVICES AGREEMENT

Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund’s investment adviser; (2) manages each Fund’s investments; (3) administers each Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

The agreement requires the Trust to pay: (1) the fees and expenses of the Trust’s registered independent public accountants, legal counsel, custodian, transfer agent, registrar, dividend disbursing agent and Independent Trustees; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid monthly) at the annual rates shown below:

Growth Fund and Balanced Fund:

Average Daily Net Assets	RATE OF FEE
First $100 million	0.20%
$100 million to $200 million	0.15%
In excess of $200 million	0.10%

Interim Fund and Municipal Bond Fund:

Average Daily Net Assets	RATE OF FEE
First $50 million	0.20%
$50 million to $100 million	0.15%
In excess of $100 million	0.10%

The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund’s total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

For the fiscal years ended November 30, 2006, 2005, and 2004 the Manager earned $3,380,497, $3,137,274, and $2,902,523, respectively, for its services as investment adviser to the Growth Fund. For its services to the Balanced Fund, the Manager earned $1,321,393, $1,247,596, and $1,164,468, respectively; for its services to the Interim Fund, the Manager earned $253,283, $266,372, and $281,730, respectively; and for its services to the Municipal Bond Fund, the Manager earned $519,761, $519,255, and $515,364, respectively. Neither the Manager nor any affiliated company receives any brokerage commissions from any Fund as such business is transacted with non-affiliated broker-dealers.

Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies or funds. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies or funds at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies or funds are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in accordance with trade allocation procedures adopted by the Manager. In some cases these procedures may affect the price or amount of the securities as far as each party is concerned.

The obligation of performance under the management agreement between the Manager and the Trust is solely that of the Manager, for which the Auto Company assumes no responsibility.

SERVICE AGREEMENTS

Under the Service Agreements, the Auto Company makes available to the Manager and Management Corp. the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager and Management Corp. to perform their obligations to the Trust. The Manager and Management Corp. reimburse the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreements. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

DISTRIBUTION AGREEMENT

Pursuant to a Distribution Agreement between the Trust and Management Corp., Management Corp.: (1) is the distributor of the Funds’ shares; (2) acts as agent of the Trust in the continuous sale of its shares; (3) prepares and distributes literature relating to the Trust and its investment performance; (4) distributes and pays for the printing of the Trust’s Prospectus provided to prospective shareowners; and (5) circulates advertising and public relations materials. These services are performed by Management Corp. at no charge to the Trust.

TRANSFER AGENT AGREEMENT

The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Trust’s transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Trust.

PORTFOLIO TRANSACTIONS

Each Fund’s portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer’s skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund’s transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer’s knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager believes that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer’s financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund’s portfolio transactions, and may cause that Fund to pay broker commissions that are higher than those obtainable from other brokers. Research services provided by brokers through which a Fund effects securities transactions may be used by the Manager in servicing all of its accounts, and not all of these research services may be used by the Manager in connection with the Fund that effected the securities transaction through the broker. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

The Manager also uses electronic communication networks (ECNs) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.

The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager’s costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds’ transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

During the fiscal years ended November 30, 2006, 2005 and 2004, brokerage commissions paid by the Growth Fund totaled $123,941, $33,334 and $149,528, respectively, and for the Balanced Fund, brokerage commissions totaled $8,069, $16,091 and $1,010 respectively, in each case a portion of the commissions paid were to brokers that provided research and other information to the Funds. During those same periods, neither the Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

ADDITIONAL TAX CONSIDERATIONS

The Trust intends for each Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

A portion of each of the Growth Fund’s and Balanced Fund’s ordinary dividends may be eligible for the 70% corporate dividends received deduction. Furthermore, a portion of each of the Growth Fund’s and Balanced

Fund’s ordinary dividends may constitute qualified dividends which, for individual investors who meet a minimum holding period, are taxed at long-term capital gain rates.

Because distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost, increased by any distributions reinvested in additional Fund shares, would continue as your tax basis. Any loss recognized on the disposition of Fund shares that have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent of the amount the shareowner received as a long-term capital gain distribution with respect to those Fund shares.

Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer’s ability to offset losses against income.

Under the Code, interest on indebtedness incurred or continued to purchase or carry Municipal Bond Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are “substantial users” (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund. Any loss recognized on the disposition of Municipal Bond Fund shares held by the shareowner for six months or less will be disallowed to the extent of the amount the shareowner received as an exempt interest dividend with respect to those Municipal Bond Fund shares.

Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations that are “private activity bonds” are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax, although from time to time it may invest excess cash in short-term investments that generate a de minimis amount of private activity bond interest.

As of November 30, 2006, the following funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration year	Growth Fund	Interim Fund
2007	$—	884,533
2008	—	3,819,121
2009	—	1,179,218
2010	—	399,032
2011	921,622	—
2012	18,999,262	234,320
2013	—	375,020
2014	—	61,482

Total:	$19,920,884	6,952,726

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are elected by the shareowners. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

There are two standing committees of the Board of Trustees—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2006, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (an “Independent Trustee”). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s registered independent public accountants on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management and distribution arrangements of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees also considers Independent Trustee candidates recommended by shareholders. A shareholder may nominate a candidate for election to the Trust’s Board of Trustees by submitting a written recommendation, bearing the shareholder’s original signature. The recommendation must be submitted to the Committee of Independent Trustees in care of the Secretary of the Trust, at the following address: Three State Farm Plaza, Bloomington, IL 61791-0001.

The shareholder recommendation must include: (i) the class or series and number of all shares of each series of the Trust owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the account number(s) in which such shares are held; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust, an investment adviser to the Trust or an interested person of the Trust’s distributor. If the candidate is believed not to be an “interested person,” the shareholder should include information regarding the candidate that will be sufficient for the Trust to make that determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

The Committee of Independent Trustees may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information provided in the written recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee of the Trust. If the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

During calendar year 2006, the Committee of Independent Trustees held 5 meetings.

TRUSTEES AND OFFICERS

The Trustees and officers of the Funds, their ages at December 31, 2006, their principal occupations for the last five years and their affiliations, if any, with the Manager and Management Corp., are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for Officers.

Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW—University of St. Thomas School of Law (since 6/2002); DEAN—University of Illinois College of Law (8/1993—6/2002); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981)—Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003)—Texas Christian University; PRESIDENT—(1999—2003)—Illinois State University; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000)—Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994)—Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998)—Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER—Ernst & Young LLP (public accounting firm) (6/2002—12/2003); PARTNER—Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE— MainStay Funds (21 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005)—Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003)—Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003)—Harris Associates Investment Trust—The Oakmark Family of Funds (mutual funds); TRUSTEE—State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR—State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR—State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR— McGraw-Hill Corporation (publishing company); DIRECTOR— Caterpillar, Inc.; DIRECTOR— Helmerich & Payne, Inc. (energy exploration and production company)

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 47	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust, began service in 2002 as a Trustee of the Trust, and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002—1/2005) and VICE PRESIDENT (12/1998—9/2002)—State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001—12/2002)—State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001—12/2002)—State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001—12/2002)—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Information about Officers of State Farm Associates Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 52	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT—
INVESTMENTS—State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006)—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001—2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001)—State Farm Life Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT—COMMON STOCKS—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002)—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002—8/2003), DIRECTOR—STRATEGIC RESOURCES (before 11/2002)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Dick Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004—8/2005), AGENCY FIELD CONSULTANT (12/1999—5/2004)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL AND SECRETARY (since 9/2005)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005)—State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006)—State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR—SECURITIES PRODUCTS (since 12/2000)—State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY—TREASURER (since 3/2001)—State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) —State Farm Investment Management Corp.; ASSISTANT SECRETARY—TREASURER (since 3/2001)—State Farm VP Management Corp.

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the 1940 Act because each is (i) an Officer of the Trust, (ii) a Director of the Manager, the Trust’s investment adviser, (iii) a Director of Management Corp., the Trust’s distributor, (iv) an Officer of the Manager, and (v) an Officer of Management Corp.

As of March 2, 2007, the Trustees and officers as a group owned 1.37% of the Municipal Bond Fund’s outstanding shares and owned less than 1% of the other Funds’ outstanding shares.

Trustees and officers who are not interested persons do not receive any compensation from any Fund for their services to the Fund. Prior to May 1, 2006, the Chief Compliance Officer received compensation directly from the Fund for services to the Fund. Compensation from the Trust for the Chief Compliance Officer is provided in the table below.

Name and Title	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
David R. Grimes, Chief Compliance Officer (through 4/31/06)	$51,196.14	Not Applicable	Not Applicable	Not Applicable

Trustees who are not interested persons of the Trust receive compensation from the Trust. Under the compensation system in effect as of October 1, 2007, each Trustee who is not an interested person is paid a monthly retainer of $3,333, a fee of $5,000 per regular board meeting attended, a fee of $1,250 for each special board meeting or committee meeting attended, and a fee of $500 for each special board meeting or committee meeting attended via conference call. Compensation under this compensation system is paid by the mutual funds within the State Farm family of mutual funds pro-rata based on net assets of the funds as of the most recently completed calendar quarter. The Chairman of the Committee of Independent Trustees of the Board is paid an additional annual fee of $10,000. Compensation shown in the following table was paid during the Trust’s fiscal year ended November 30, 2006.

Name of Trustee(1)	Total Compensation for the Associates’ Funds Trust	Total Compensation From all Funds and Fund Complex*
Edward B. Rust, Jr.	$0(2)	$0(2)
Michael L. Tipsord	$0(2)	0(2)
Thomas M. Mengler(3)	$27,213	$55,593
James A. Shirk(3)	$26,880	$54,593
Donald A. Altorfer(3)	$27,213	$55,593
Victor J. Boschini(3)	$27,213	$55,593
David L. Vance(3)	$29,296	$61,843
Alan Latshaw(3)	$27,213	$55,593
Anita M. Nagler(3)(4)	$0	$0

*	Includes compensation paid by State Farm Variable Product Trust and State Farm Mutual Fund Trust.

(1)	Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

(2)	Non-compensated interested trustee.

(3)	Independent Trustee.

(4)	Began service as an Independent Trustee of the Trust on December 1, 2006.

The following table reflects dollar ranges of each Trustee’s ownership of equity securities of each Fund, and dollar ranges of each Trustee’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler*	$10,001—$50,000	$10,001—$50,000	None	$0—$10,000	$10,001—$50,000
James A. Shirk*	Over $100,000	Over $100,000	$50,001—$100,000	Over $100,000	Over $100,000
Victor J. Boschini*	$10,001—$50,000	None	None	$10,001—$50,000	$10,001—$50,000
David L. Vance*	Over $100,000	None	None	None	Over $100,000
Donald A. Altorfer*	None	None	None	$10,001—$50,000	$10,001—$50,000
Edward B. Rust, Jr.**	Over $100,000	None	$10,001—$50,000	Over $100,000	Over $100,000
Michael L. Tipsord**	Over $100,000	None	None	Over $100,000	Over $100,000
Alan Latshaw*	None	None	None	$10,001—$50,000	$10,001—$50,000
Anita M. Nagler*	None	None	None	None	None

*	Independent Trustee

**	Interested Trustee

Additional Information Regarding Independent Trustees of the Trust

Auto Company owns and has owned all of the common stock issued by the Manager and the Manager owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During the period January 1, 2005 to December 31, 2006 (“calendar years 2005 and 2006”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with Auto Company, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2005 and 2006, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2005 and 2006. Auto Company paid Sunrise Company, LLC rent in the amount of $88,599.99 in 2005 and $90,399.96 in 2006, while Auto Company paid Beer Nuts, Inc. rent in the amount of $82,000.08 in 2005 and $86,916.62 in 2006.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2005 and 2006 neither the Independent Trustees of the Trust or their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000; or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

GENERAL INFORMATION

Ownership of Shares

As of February 28, 2007, the Manager, as Custodian for IRA plans, owned of record in the aggregate the following number of shares of the Funds. The Manager is not the beneficial owner of any of these shares.

Fund	Shares Owned	Percentage of Fund Shares Outstanding
Growth Fund	17,760,813	29.21%
Balanced Fund	9,295,743	41.61%
Interim Fund	10,052,562	54.22%

Custody of Assets

The securities and cash of the Funds are held by JPMorgan Chase Bank (“Chase”), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Trustees.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Trust’s annual financial statements, reviews certain regulatory reports and the Trust’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Code of Ethics

The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Boards of the Manager, Management Corp., and the Trust have each adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and trustees. The Boards believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.

Shares

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on January 5, 2001. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently four series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Voting Rights

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P.

RATINGS BY MOODY’S

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

•	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

•	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended November 30, 2006, are incorporated herein by reference from the Trust’s annual report to shareholders.